VARIABLE ESTATE DESIGNSM

A SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
issued by
ReliaStar Life Insurance Company of New York
and its
ReliaStar Life Insurance Company of New York Variable Life Separate Account I

Supplement dated August 4, 2004, to the Prospectus dated May 1, 2004

This supplement amends certain information contained in the prospectus dated May 1, 2004, as amended on May 4, 2004. Please read it carefully and keep it with your prospectus for future reference.
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Information about the management of the ING VP Portfolios and the ING Variable Products Trust is amended as follows:

Effective July 1, 2004, Aeltus Investment Management, Inc., an SEC-registered ING investment subadviser to the ING VP Portfolios and the ING Variable Products Trust, changed its name to ING Investment Management Co. Accordingly, all references to Aeltus Investment Management, Inc. in Appendix B of the prospectus are to be replaced with ING Investment Management Co.

Information about the ING VP Bond Portfolio is amended as follows:

Effective August 6, 2004, the ING VP Bond Portfolio will be renamed ING VP Intermediate Bond Portfolio. All references to ING VP Bond Portfolio (Class I Shares) are to be replaced with ING VP Intermediate Bond Portfolio (Class I Shares).

Information about the AIM V.I. Dent Demographic Trends Fund appearing in the Fund Expense Table beginning on page 12 of the prospectus is hereby deleted in its entirety and restated to reflect a reduction in the Fund's management fees, effective July 1, 2004.

Fund Name	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Gross Annual Fund Expenses	Fees and Expenses Waived or Reimbursed	Total Net Annual Fund Expenses
AIM V.I. Dent Demographic Trends Fund (Series I Shares) [2]	0.77%	--	0.45%	1.22%	--	1.22%
[2]

Effective July 1, 2004, the Board of Trustees of AIM Variable Insurance Funds approved an amendment to the master investment advisory agreement. Under the amended master investment advisory agreement, the management fee for the Fund has been reduced from 0.85% to 0.77%. Expenses have been restated to reflect this agreement.

133330	Page 1 of 2	August 2004

Information about the Janus Aspen International Growth, Mid Cap Growth and Worldwide Growth Portfolios appearing in the Fund Expense Table beginning on page 12 of the prospectus is hereby deleted in its entirety and restated to reflect reductions in the Portfolios' management fees, effective July 1, 2004. All expenses are shown without the effect of expense offset arrangements.

Fund Name	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Gross Annual Fund Expenses	Fees and Expenses Waived or Reimbursed	Total Net Annual Fund Expenses
Janus Aspen International Growth Portfolio (Institutional Shares)	0.64%	--	0.11%	0.75%	--	0.75%
Janus Aspen Mid Cap Growth Portfolio (Institutional Shares)	0.64%	--	0.02%	0.66%	--	0.66%
Janus Aspen Worldwide Growth Portfolio (Institutional Shares)	0.60%	--	0.06%	0.66%	--	0.66%

133330	Page 2 of 2	August 2004